Exhibit 10.10


          WAIVER, dated as of May 4, 2001 (this "WAIVER"), to the Credit Agreement dated as of January 29, 2001 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and CHASE SECURITIES INC. as Arranger.



                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Company has advised the Lenders it has failed to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the 12 month period ending March 31, 2001, and has requested a waiver of any Default or Event of Default arising therefrom;

          WHEREAS, the Lenders are willing to agree to waive any such Default and Event of Default, but only on the terms and subject to the conditions contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          SECTION 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

          SECTION 2. WAIVER.

          2.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending on March 31, 2001; and (ii) any Default or Event of Default under Article VII(e) of the Credit Agreement resulting from the occurrence of an event of default under the Existing Credit Agreement arising on account of the Borrowers failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the Existing Credit Agreement) required by Section 7.01(c) of the Existing Credit Agreement for the period of four consecutive fiscal quarters ending on March 31, 2001.

          MISCELLANEOUS.

          2.2 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.

          2.3 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above (the "WAIVER EFFECTIVE DATE") upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Majority Lenders and the Revolving Credit Exposure and consented to by the Loan Parties (other than the Borrowers);

          (b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 9.05 of the Credit Agreement and for which invoices have been submitted; and

          (c) the delivery to the Administrative Agent and the Lenders of (i) the financial statements of the Parent for the financial quarter ended March 31, 2001 in accordance with Section 5.01(b) of the Credit Agreement; and (ii) a certificate from the Chief Financial Officer or Chief Executive Officer of the Parent, delivered in accordance with Section 5.01(e) of the Credit Agreement and demonstrating that Consolidated Unadjusted EBITDA for the 12 month period ending on March 31, 2001 was not less than $53,750,000.

          2.4 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

          2.5 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          2.6 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     AUDIO VISUAL SERVICES CORPORATION


                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Director, President, COO,
                                                Acting CFO and Treasurer

                                     AUDIO VISUAL SERVICES (NY) CORPORATION


                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President,
                                                CFO and Treasurer


                                     THE CHASE MANHATTAN BANK
                                     AS  ADMINISTRATIVE AGENT


                                     By: /s/: Wendy Weinsier
                                        ---------------------------------
                                         Name:  Wendy Weinsier
                                         Title: Vice President

                                   BBT FUND, L.P.

                                   By: BBT GENPAR, L.P., Its General Partner

                                   By: BBT-FW, INC., Its General Partner


                                   By: /s/: William S. Reimann
                                      ---------------------------------
                                       Name:  William S. Reimann
                                       Title: Vice President


                                   HALCYON RESTRUCTURING FUND, L.P.


                                   By: /s/: James Pasquaretti
                                      ---------------------------------
                                       Name:  James Pasquaretti
                                       Title: CFO


                                   HIGHLAND LEGACY LIMITED
                                   By: Highland Capital Management, L.P.
                                       as Collateral Manager

                                   By: /s/: Todd Travers
                                      ---------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager


                                   J.P. Morgan Securities, Inc., as
                                   agent for the Chase Manhattan Bank


                                   By: /s/: John Abate
                                      ---------------------------------
                                       Name:  John Abate
                                       Title: Authorized Signatory

                                   TRI-LINKS INVESTMENT TRUST
                                   by Wilmington Trust Company as Owner Trustees

                                   By: /s/: David A. Vaneskey, Jr.
                                      ---------------------------------
                                       Name:  David A. Vaneskey, Jr.
                                       Title: Vice President

                                     VAN-KAMPEN SENIOR INCOME TRUST
                                     By: Van Kampen Investment Advisory Corp.

                                     By: /s/: Douglas L. Winchell
                                        ---------------------------------
                                         Name:  Douglas L. Winchell
                                         Title: Vice President

              Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.

                                     AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President,
                                                CFO and Treasurer

                                     AUDIO VISUAL SERVICES GROUP, INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer

                                     VISUAL ACTION HOLDINGS INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer

                                     HRI, V.I., INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer